UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2010 (September 16, 2010)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11080 CirclePoint Road, Suite 200 Westminster, Colorado	80020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On September 2, 2010, Allos Therapeutics, Inc. (the “Company”) filed a Form 8-K (the “Original Report”) to report the appointment of Michael E. Schick to serve as the Company’s Vice President, Sales and Marketing and Bruce A. Goldsmith to serve as the Company’s Vice President, Corporate Development.  The Original Report did not include an employment agreement for Mr. Schick because he had not yet entered into an employment agreement with the Company.  The Original Report did not include an employment agreement for Dr. Goldsmith because he had entered into an employment agreement with the Company prior to his appointment, but such employment agreement was not amended in connection with his appointment.

Pursuant to Instruction 2 to Item 5.02 of Form 8-K, this Form 8-K/A is filed for the purpose of reporting information required under Item 5.02(c)(3) of Form 8-K.  Item 5.02(c) of the Original Report is hereby amended as follows:

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Schick Employment Agreement

In connection with Michael E. Schick’s appointment to serve as the Company’s Vice President, Sales and Marketing, Mr. Schick and the Company entered into an employment agreement dated September 16, 2010 (the “Schick Employment Agreement”).  The following description of the Schick Employment Agreement is qualified in its entirety by reference to the Schick Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Pursuant to the Schick Employment Agreement, Mr. Schick earns an annual base salary, which may be increased annually at the discretion of the Company’s Board of Directors (the “Board”). Currently, Mr. Schick earns an annual base salary of $275,000.  For 2010, Mr. Schick is also eligible for an annual discretionary bonus, based 60% on the achievement of the Company’s corporate objectives and 40% on the achievement of individual objectives, with a target bonus equal to 30% of his annual base salary.

The Schick Employment Agreement provides that Mr. Schick’s employment is at-will and may be terminated by Mr. Schick or the Company at any time.  However, if the Company terminates Mr. Schick’s employment without “just cause” (as defined in the Schick Employment Agreement) or if he resigns for “good reason” (as defined in the Schick Employment Agreement), other than pursuant to a “change in control” (as defined in the Schick Employment Agreement), provided that Mr. Schick executes a general release in favor of the Company, Mr. Schick will be entitled to (a) his base salary for six months following the date of termination, (b) payment of any accrued but unused vacation and sick leave, and (c) payment of premiums for his group health insurance COBRA continuation coverage for up to six months after the date of termination.

The Schick Employment Agreement also provides that if the Company (or any surviving or acquiring corporation) terminates Mr. Schick’s employment without just cause or if he resigns for good reason within one month prior to or twelve months following the effective date of a change in control (a “Schick Change in Control Termination”), and upon the execution of a release by Mr. Schick in favor of the Company (or any surviving or acquiring corporation), Mr. Schick will be entitled to: (i) a lump-sum cash payment in an amount equal to (A) his annual base salary then in effect, plus (B) the greater of (1) his annualized target bonus award for the year in which his employment terminates or (2) the annual bonus amount paid to him in the immediately preceding year; (ii) payment of any accrued but unused vacation and sick leave; (iii) payment of his target bonus award for the year in which his employment terminates, prorated through the date of the Schick Change in Control Termination; (iv) payment of premiums for his group health insurance COBRA continuation coverage for up to twelve months following a Schick Change in Control Termination; and (v) payment for outplacement assistance services from an outplacement agency selected by him for six months following a Schick Change in Control Termination, up to maximum of $7,500 in aggregate.

In addition, in the event of a Schick Change in Control Termination, if any surviving corporation or acquiring corporation assumes Mr. Schick’s stock options and/or equity awards, as applicable, or substitutes similar stock options or equity awards for his stock options and/or equity awards, as applicable, in accordance with the terms of the Company’s equity incentive plans, then (i) the vesting of all of his stock options and/or equity awards (or any substitute stock options or equity awards), as applicable, shall be accelerated in full and (ii) the term and the period during which his stock options may be exercised shall be extended to twelve months after the date of his termination of employment.

Goldsmith Employment Agreement

In connection with Bruce A. Goldsmith’s appointment to serve as the Company’s Vice President, Corporate Development, Dr. Goldsmith and the Company entered into an employment agreement dated April 29, 2009 (the “April 29 Employment Agreement”), as amended on May 22, 2009 (the “May 22 Amendment,” and together with the April 29 Employment Agreement, the “Goldsmith Employment Agreement”).  The following description of the Goldsmith Employment Agreement is qualified in its entirety by reference to the April 29 Employment Agreement, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference, and the May 22 Amendment, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein by reference.

Pursuant to the Goldsmith Employment Agreement, Dr. Goldsmith earns an annual base salary, which may be increased annually at the discretion of the Board.  Currently, Dr. Goldsmith earns an annual base salary of $300,000.  For 2010, Dr. Goldsmith is also eligible for an annual discretionary bonus, based 60% on the achievement of the Company’s corporate objectives and 40% on the achievement of individual objectives, with a target bonus equal to 30% of his annual base salary.

The Goldsmith Employment Agreement provides that Dr. Goldsmith’s employment is at-will and may be terminated by Dr. Goldsmith or the Company at any time.  However, if the Company terminates Dr. Goldsmith’s employment without “just cause” (as defined in the Goldsmith Employment Agreement) or if he resigns for “good reason” (as defined in the Goldsmith Employment Agreement), other than pursuant to a “change in control” (as defined in the Goldsmith Employment Agreement), provided that Dr. Goldsmith executes a general release in favor of the Company, Dr. Goldsmith will be entitled to (a) his base salary for six months following the date of termination, (b) payment of any accrued but unused vacation and sick leave, and (c) payment of premiums for his group health insurance COBRA continuation coverage for up to six months after the date of termination.

The Goldsmith Employment Agreement also provides that if the Company (or any surviving or acquiring corporation) terminates Mr. Goldsmith’s employment without just cause or if he resigns for good reason within one month prior to or twelve months following the effective date of a change in control (a “Goldsmith Change in Control Termination”), and upon the execution of a release by Dr. Goldsmith in favor of the Company (or any surviving or acquiring corporation), Dr. Goldsmith will be entitled to: (i) a lump-sum cash payment in an amount equal to (A) his annual base salary then in effect, plus (B) the greater of (1) his annualized target bonus award for the year in which his employment terminates or (2) the annual bonus amount paid to him in the immediately preceding year; (ii) payment of any accrued but unused vacation and sick leave; (iii) payment of his target bonus award for the year in which his employment terminates, prorated through the date of the Goldsmith Change in Control Termination; (iv) payment of premiums for his group health insurance COBRA continuation coverage for up to twelve months following a Goldsmith Change in Control Termination; and (v) payment for outplacement assistance services from an outplacement agency selected by him for six months following a Goldsmith Change in Control Termination, up to maximum of $7,500 in aggregate.

In addition, in the event of a Goldsmith Change in Control Termination, if any surviving corporation or acquiring corporation assumes Dr. Goldsmith’s stock options and/or equity awards, as applicable, or substitutes similar stock options or equity awards for his stock options and/or equity awards, as applicable, in accordance with the terms of the Company’s equity incentive plans, then (i) the vesting of all of his stock options and/or equity awards (or any substitute stock options or equity awards), as applicable, shall be accelerated in full and (ii) the term and the period during which his stock options may be exercised shall be extended to twelve months after the date of his termination of employment.

Item 9.01.                  Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, effective September 16, 2010, between Allos Therapeutics, Inc. and Michael E. Schick

10.2	Employment Agreement, effective April 29, 2009, between Allos Therapeutics, Inc. and Bruce A. Goldsmith

10.3	First Amendment to Employment Agreement, effective May 22, 2009, between Allos Therapeutics, Inc. and Bruce A. Goldsmith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    September 17, 2010

ALLOS THERAPEUTICS, INC.

By:	/s/ Marc H. Graboyes
Marc H. Graboyes
Its:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Employment Agreement, effective September 16, 2010, between Allos Therapeutics, Inc. and Michael E. Schick

10.2	Employment Agreement, effective April 29, 2009, between Allos Therapeutics, Inc. and Bruce A. Goldsmith

10.3	First Amendment to Employment Agreement, effective May 22, 2009, between Allos Therapeutics, Inc. and Bruce A. Goldsmith